Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2014	Jun. 30, 2013
Income Tax Disclosure [Abstract]
Income Tax Disclosure [Text Block]
Note 9 Income Taxes

Income tax expense during interim periods is based on applying an estimated annual effective income tax rate to year-to-date income, plus any significant unusual or infrequently occurring items which are recorded in the interim period. The computation of the annual estimated effective tax rate at each interim period requires certain estimates and significant judgment including, but not limited to, the expected operating income for the year, projections of the proportion of income earned and taxed in various jurisdictions, permanent and temporary differences, and the likelihood of recovering deferred tax assets generated in the current year. The accounting estimates used to compute the provision for income taxes may change as new events occur, more experience is obtained, additional information becomes known or as the tax environment changes.

In the nine months ended March 31, 2014, the Company did not record any income tax provision due to continuing the expected future losses and full valuation allowance on its deferred tax assets.

Note 10 Income Taxes

Taxing jurisdictions related to income taxes are the Unites States Federal Government and the State of Colorado. The provision for income taxes is as follows:

	Year Ended	Six Months Ended	Year Ended
	June 30, 2013	June 30, 2012	December 31, 2011

Current tax benefit
Federal	$-	$-	$-
State	-	-	-
	-	-	-

Deferred tax benefit
Federal	2,052,267	84,537	89,142
State	184,451	12,071	12,729
Change in valuation allowance	(2,236,718)	(96,608)	(101,871)
	-	-	-
Total tax expense	$-	$-	$-

Deferred taxes are a result of differences between income tax accounting and GAAP with respect to income and expenses. The following is a summary of the components of deferred taxes recognized in the financial statements as of June 30, 2013, and 2012 and December 31, 2011:

	June 30, 2013	June 30, 2012	December 31, 2011

Deferred tax assets
Net operating loss carryforward	$562,335	$23,026	$22,120
Start-up and organizational expenses	580,219	175,453	79,751
Stock-based compensation	1,265,350	-	-
Derivative expense	60,943	-	-
Other	(26)	-	-
Total deferred tax assets	2,468,821	198,479	101,871

Valuation allowance	(2,468,821)	(198,479)	(101,871)
Net deferred taxes	$-	$-	$-

The valuation allowance was established because the Company had not reported earnings in order to support the recognition of the deferred tax asset. The Company has net operating loss carryforwards of approximately $1,453,000 for federal and state income tax purposes. Federal and state net operating loss carryforwards, to the extent not used, will expire starting in 2031.

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34% to pretax income for the following periods, due to the following:

	Year Ended	Six Months Ended	Year Ended
	June 30, 2013	June 30, 2012	December 31, 2011

Computed "expected" tax expense (benefit)	$(2,293,815)	$(135,391)	$(130,960)
Change in income taxes from:
State taxes net of federal benefit	(184,451)	(12,168)	(11,770)
Permanent differences	241,548	50,951	40,859
Change in valuation allowance	2,236,718	96,608	101,871
	$-	$-	$-